SCHEDULE 14A INFORMATION

        Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934.

Filed by the  Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[x] Preliminary  Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a
    -6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12
                  --------------------------------------------
                     AMERICAN AADVANTAGE S&P 500 INDEX FUND
                 AMERICAN AADVANTAGE S&P 500 INDEX MILEAGE FUND
                  --------------------------------------------
Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee  computed on table below per Exchange  Act Rules  14a-6(i)(1)  and
     0-11.

        1)     Title of each class of securities to which transaction applies:
        ---------------------------------------
        2)     Aggregate number of securities to which transaction applies:
        ---------------------------------------
        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        ---------------------------------------
        4)     Proposed maximum aggregate value of transaction:
        ---------------------------------------
        5)     Total fee paid:
        ---------------------------------------

[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)     Amount Previously Paid:
        -------------------------
        2)     Form, Schedule or Registration Statement No.:
        -------------------------
        3)     Filing Party:
        -------------------------
        4)     Date Filed:
        -------------------------

                     AMERICAN AADVANTAGE S&P 500 INDEX FUND

                 AMERICAN AADVANTAGE S&P 500 INDEX MILEAGE FUND

                       4333 Amon Carter Boulevard, MD 5645
                             Fort Worth, Texas 76155


                               September 13, 1999


Dear Shareholder:

        On June 4, 1999, Bankers Trust Corporation, the parent of Bankers Trust Company ("Bankers Trust"), became an indirect wholly-owned subsidiary of Deutsche Bank, A.G. (the "Merger"). Bankers Trust currently serves as the investment adviser to the Equity 500 Index Portfolio (the "Equity Portfolio") under an investment advisory agreement ("Prior Agreement") between the Equity Portfolio and Bankers Trust. However, as a result of the Merger and relevant provisions of federal law, the Prior Agreement automatically terminated.

        Because the American AAdvantage S&P 500 Index Fund and the American AAdvantage S&P 500 Index Mileage Fund (collectively, the "Funds") invest their respective assets in the Equity Portfolio, the Funds may vote their respective interests in the Equity Portfolio to approve or disapprove a proposal to re-appoint Bankers Trust as the Equity Portfolio's investment adviser under a new investment advisory agreement ("New Agreement"). The Funds will vote their respective interests based on how you and other shareholders of the Funds decide to vote on the proposals set forth below. The Funds will hold a special combined meeting of shareholders to be held on October 8, 1999, to consider the following proposals:

        1. A proposal to approve a New Agreement between the Equity Portfolio and Bankers Trust.

        2. A proposal to elect eight Trustees to the Board of Trustees of the Equity Portfolio.

        3. A proposal to ratify the selection of PricewaterhouseCoopers LLP as the independent accountants of the Equity Portfolio for the current fiscal year.

VOTING PROCEDURES
        The Funds currently operate under a master-feeder structure, pursuant to which each operating Fund seeks to achieve its investment objective by investing all of its investable assets in the Equity Portfolio, which has an identical investment objective to the Funds. Interest holders of the Equity Portfolio, which includes the Funds, also will hold separate meetings to vote on the same matters described above. Shareholders of the Funds will be asked to provide voting instructions relating to the above matters. At the Equity Portfolio meeting, the Funds will cast their votes in the same proportion as the votes cast by the Funds' shareholders at the upcoming meeting.

CONCLUSION
        We urge you to vote by telephone, Internet, or by completing and returning the enclosed proxy card(s) promptly, even if you plan to be present at the meeting. A postage-paid return envelope is enclosed, if you choose to mail your card(s). Your prompt response will help eliminate the cost of further proxy solicitation. Should you have any questions about the proposals, please do not hesitate to contact us. We look forward to receiving your proxy.


                                             Sincerely yours,




                                             William F. Quinn
                                             President
                                             American AAdvantage Funds
                                             American AAdvantage Mileage Funds

                     AMERICAN AADVANTAGE S&P 500 INDEX FUND

                 AMERICAN AADVANTAGE S&P 500 INDEX MILEAGE FUND

                           4333 AMON CARTER BOULEVARD
                             FORT WORTH, TEXAS 76155

                       -----------------------------------

                       NOTICE OF COMBINED SPECIAL MEETING
                                 OF SHAREHOLDERS
                          TO BE HELD ON OCTOBER 8, 1999

                       -----------------------------------


TO THE SHAREHOLDERS:

        Notice is hereby given that a combined special meeting of the shareholders of the American AAdvantage S&P 500 Index Fund and the American AAdvantage S&P 500 Index Mileage Fund (collectively, the "Funds") will be held on Friday, October 8, 1999, at 1:00 pm Central Time at the offices of AMR Investment Services, Inc., 4333 Amon Carter Boulevard, Fort Worth, Texas 76155, Room 6E1D-36, for the purposes set forth below.

        The Funds operate as feeder funds in a master-feeder structure. Under this master-feeder operating structure, each Fund seeks its investment objective by investing all of its investable assets in the Equity 500 Index Portfolio (the "Equity Portfolio"). The Equity Portfolio has the same investment objective and policies as the Funds. The Funds' voting rights with respect to their Equity Portfolio shares must be passed through to the Funds' shareholders. Accordingly, you will be asked to vote on the following proposals:

        (1) To authorize the Funds to vote at a meeting of the Equity Portfolio's interest holders:

             (a) To approve a new investment advisory agreement between the Equity Portfolio and Bankers Trust Company ("Bankers Trust").

             (b) To elect eight Trustees to the Board of Trustees of the Equity Portfolio.

             (c) To ratify the selection of PricewaterhouseCoopers LLP as the independent accountants of the Equity Portfolio for the current fiscal year.

        (2) To transact such other business as may properly come before the meeting or any adjournments thereof.

        You will be entitled to vote at the meeting and any adjournments thereof if you owned shares of the Funds at the close of business on September 8, 1999.

If you owned shares in both Funds, you may receive more than one proxy card. Please be certain to vote each proxy card you receive. If you attend the meeting, you may vote your shares in person.

                                            By order of the Board of Trustees,

                                            Robert J. Zutz
                                            SECRETARY

September 13, 1999


                             YOUR VOTE IS IMPORTANT
                      REGARDLESS OF HOW MANY SHARES YOU OWN

        WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE PROMPTLY VOTE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD(S). IF YOU SIGN, DATE AND RETURN THE PROXY CARD(S) BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" ALL PROPOSALS NOTICED ABOVE. IN ORDER TO AVOID ADDITIONAL EXPENSE TO THE FUNDS AND/OR BANKERS TRUST OF FURTHER SOLICITATION, MANAGEMENT REQUESTS YOUR COOPERATION IN VOTING PROMPTLY. UNLESS PROXIES ARE SIGNED BY THE APPROPRIATE PERSONS, THEY WILL NOT BE VOTED.

                     AMERICAN AADVANTAGE S&P 500 INDEX FUND

                 AMERICAN AADVANTAGE S&P 500 INDEX MILEAGE FUND

                           4333 Amon Carter Boulevard
                             Fort Worth, Texas 76155

                       -----------------------------------

                                 PROXY STATEMENT

                    Combined Special Meeting of Shareholders
                          To Be Held on October 8, 1999

                       -----------------------------------


        This document is a Proxy Statement for the American AAdvantage S&P 500 Index Fund and the American AAdvantage S&P 500 Index Mileage Fund (each, a "Fund" and collectively, the "Funds"). This Proxy Statement and the accompanying proxy card(s) will be mailed to shareholders on or about September 13, 1999. This Proxy Statement is furnished in connection with the solicitation of proxies, made by, and on behalf of, the Boards of Trustees of the American AAdvantage Funds (the "AAdvantage Trust") and the American AAdvantage Mileage Funds (the "Mileage Trust") (collectively, the "Trusts") at the Combined Special Meeting of Shareholders of the Funds and at any adjournments thereof ("Meeting"), to be held at 1:00 pm Central Time on Friday, October 8, 1999, at the offices of AMR Investment Services, Inc. (the "Manager"). The Manager serves as the manager and administrator of the Funds. SWS Financial Services, located at 7001 Preston Road, Dallas, Texas 75205, serves as underwriter to the Funds. The purpose of the meeting is set forth in the accompanying Notice.

        The Funds operate as feeder funds in a master-feeder structure. The Funds pursue their investment objectives by investing all of their respective investable assets in the Equity 500 Index Portfolio (the "Equity Portfolio"), which has an investment objective identical to the Funds. At a meeting of interest holders of the Equity Portfolio, the Funds will vote their respective interests in the Equity Portfolio in proportion to the votes cast by that Fund's shareholders when a meeting of interest holders of the Equity Portfolio is called. Each Fund will vote shares for which it receives no voting instructions in the same proportion as the shares for which it does receive voting instructions. Because a Fund's votes are proportionate to its percentage interest in the Equity Portfolio, the majority of the Equity Portfolio's interest holders could approve an action against which a majority of the voting securities of each Fund had voted.

        The solicitation of proxies will be made by mail, but also may include telephone or oral communications by employees of the Manager, who will not receive any compensation from the Trusts or the Funds for such solicitation. All costs of solicitation, including (a) printing and mailing of this Proxy Statement and accompanying material, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Funds' shares, (c) payment to _______ for its services in soliciting proxies (estimated to be approximately $______) and (d) supplementary solicitations to submit proxy cards, will be borne by Bankers Trust Company ("Bankers Trust"), 130 Liberty Street, One Bankers Trust Plaza, New York, New York 10006, the investment adviser to the Equity Portfolio.

        A majority of each applicable Fund's shares of beneficial interest outstanding on September 8, 1999 ("Record Date"), represented in person or by proxy, constitutes a quorum, and a quorum must be present for the transaction of business with respect to each proposal. If a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies that they are entitled to vote FOR any such proposal in favor of such an adjournment, and will vote those proxies required to be voted AGAINST any such proposal against such adjournment. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

        Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted FOR or AGAINST any adjournment. Abstentions and broker non-votes will not be counted, however, as votes cast for purposes of determining whether sufficient votes have been received to approve a proposal. Accordingly, abstentions and broker non-votes effectively will be a vote AGAINST adjournment or AGAINST proposal
(1)(a), for which the required vote is a majority of the outstanding voting securities, as defined below. With respect to proposals (1)(b) and (1)(c), abstentions and broker non-votes are not treated as shares voted and, thus, will have no impact on either proposal.

        The individuals named as proxies on the enclosed proxy card(s) will vote in accordance with your directions as indicated thereon if your proxy vote is received and has been properly executed. If your proxy vote is properly executed and you give no voting instructions, your shares will be voted in favor of the proposals described in this Proxy Statement. You may revoke your proxy card by giving another proxy, by letter or telegram revoking your initial proxy if received by that applicable Fund prior to the Meeting, or by appearing and voting at the Meeting.

        The American AAdvantage S&P 500 Index Fund offers two classes of shares, including the Institutional Class and the PlanAhead Class. Each share of each Fund class is entitled to one vote. As of the Record Date, there were issued and outstanding __________ shares of American AAdvantage S&P 500 Index Fund and ___________ shares of American AAdvantage S&P 500 Index Mileage Fund. For a list of shareholders who owned of record five percent or more of the shares of each Fund as of the Record Date, see Appendix A. To the knowledge of the Manager, the executive officers and Trustees, as a group, owned less than one percent of the outstanding shares of each Fund as of September 8, 1999.

        Shareholders of record at the close of business on the Record Date will be entitled to vote at the Meeting. Each full share of each Fund is entitled to one vote and each fractional share is entitled to a proportionate share of one vote. YOU MAY OBTAIN A COPY OF THE AADVANTAGE TRUST'S OR MILEAGE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS, FREE OF CHARGE, BY WRITING TO THE MANAGER AT 4333 AMON CARTER BOULEVARD, MD 5645, FORT WORTH, TEXAS 76155, OR BY CALLING 1-800-388-3344.

PROPOSAL (1)(A): APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE EQUITY 500 INDEX PORTFOLIO AND BANKERS TRUST COMPANY

INTRODUCTION
        Bankers Trust has served as investment adviser to the Equity Portfolio in accordance with an investment advisory agreement ("Prior Agreement") between Bankers Trust and the Equity Portfolio. On June 4, 1999, Bankers Trust
Corporation, the parent company of Bankers Trust, merged with a wholly-owned subsidiary of Deutsche Bank, A.G. ("Deutsche Bank") (the "Merger"). As a result, Bankers Trust became an indirect wholly-owned subsidiary of Deutsche Bank, a banking company with limited liability organized under the laws of the Federal Republic of Germany. Deutsche Bank is the parent company of a group consisting of banks, capital market companies, fund management companies, mortgage banks, a property finance company, installment financing and leasing companies, insurance companies, research and consultancy companies and other domestic and foreign companies. As of March 31, 1999, Deutsche Bank had total assets of U.S. $727 billion. Deutsche Bank's capital and reserves as of March 31, 1999, were U.S. $19.6 billion.

        Under federal law, the Merger could be deemed to cause the automatic termination of the Prior Agreement. However, on May 25, 1999, Bankers Trust received an exemptive order from the Securities and Exchange Commission ("SEC") permitting implementation of an investment advisory agreement without obtaining prior shareholder approval ("New Agreement") between Bankers Trust and the Equity Portfolio for a period of up to 150 days from the closing date of the Merger through the date on which the New Agreement is approved or disapproved by the Equity Portfolio's interest holders. The exemptive order permits Bankers Trust to collect fees during this period for its advisory services to the Equity Portfolio provided the fees are held in a separate interest-bearing escrow account pending interest holder approval of the New Agreement. If interest holders do not approve the New Agreement, then the fees held in escrow will be remitted to the Equity Portfolio. As of June 30, 1999, the amount in escrow totaled $477,425.44. If interest holders approve the New Agreement, Bankers Trust will continue to operate as the Equity Portfolio's investment adviser under the New Agreement for an initial term of 2 years.

        The Funds, as interest holders of the Equity Portfolio, are being asked to approve the New Agreement. The New Agreement is substantially similar to the Prior Agreement (collectively, the "Agreements") other than the date of execution, effectiveness and initial term of the agreement.

DESCRIPTION OF THE PRIOR AND NEW AGREEMENTS
        The Prior Agreement, dated April 8, 1992, was last approved by the Equity Portfolio's Board of Trustees (the "Equity Portfolio Board"), including a majority of the Trustees who are not "interested persons" as defined under the

Investment Company Act of 1940 (the "1940 Act") ("Independent Trustees"), at its meeting on March 8, 1999. The Equity Portfolio's shareholders also approved the Prior Agreement on April 8, 1992 for the purpose of its renewal. The proposed New Agreement was approved, subject to interest holder approval, by the Equity Portfolio Board at its meeting on March 8, 1999. A copy of the New Agreement is included with this Proxy Statement as Exhibit A. The proposed New Agreement contains substantially the same terms and conditions as the Prior Agreement other than the dates of execution, effectiveness and initial term. The advisory fee rates charged to the Equity Portfolio under both Agreements are the same. Additionally, Bankers Trust has informed the Equity Portfolio that it can expect to continue to receive the same level and quality of services under the proposed New Agreement as it received under the Prior Agreement. Bankers Trust has represented to the Equity Portfolio Board that in the event of any material change in Bankers Trust's investment management personnel responsible for providing services to the Equity Portfolio, Bankers Trust will apprise and consult with the Equity Portfolio Board to ensure that the Equity Portfolio Board, including a majority of its Independent Trustees, is satisfied that the services provided by Bankers Trust will not be diminished in scope and quality.

        Under the terms of both Agreements, Bankers Trust provides investment advisory and other services for the Equity Portfolio, including investment research and management with respect to all securities, investments, cash and cash equivalents. Subject to the supervision and control of the Equity Portfolio Board, Bankers Trust agrees to conform to all applicable federal securities laws, rules and regulations of the SEC and applicable regulations of the Board of Governors of the Federal Reserve System with respect to investment advisory activities of bank holding companies and their subsidiaries. For its services under the proposed New Agreement, Bankers Trust receives an annual fee of 0.075% of the Equity Portfolio's daily net assets, which is the same fee it received under the Prior Agreement. Prior to May 6, 1998, the advisory fee under the Prior Agreement was payable at an annual rate of 0.10% of the Equity Portfolio's daily net assets. For the fiscal year ended December 31, 1998, Bankers Trust received advisory fees in the amount of $3,186,503.

        Under the New Agreement, Bankers Trust will exercise its best judgment in rendering advisory services. Bankers Trust shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Equity Portfolio in connection with the matters relating to the New Agreement, provided that nothing therein shall be deemed to protect or purport to protect Bankers Trust against any liability to the Equity Portfolio or its interest holders to which Bankers Trust otherwise could be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of Bankers Trust's reckless disregard of its obligations and duties under the New Agreement.

        If approved, the New Agreement will remain in effect for an initial two year term from its effective date (unless sooner terminated). It would continue automatically for successive annual periods, if the New Agreement is approved annually (1) by the Equity Portfolio Board or by holders of a majority of the Equity Portfolio's outstanding voting securities and (2) by a majority of the Independent Trustees. Similar to the Prior Agreement, the New Agreement will terminate upon assignment by any party, upon 60 days' written notice by the

Equity Portfolio Board (without penalty), by a majority vote of the Equity Portfolio's interest holders or upon 60 days' written notice by Bankers Trust.

ABOUT BANKERS TRUST
        Bankers Trust is the principal banking subsidiary of Bankers Trust Corporation, One Bankers Trust Plaza, New York, New York 10006. Since Bankers Trust is a bank, it is exempt from registering as an investment adviser under federal law. Bankers Trust provides a broad range of commercial banking and financial services, including loan origination, credit and deposit services and financing arrangements. Bankers Trust also engages in trading currencies, securities, derivatives and commodities. Bankers Trust serves as investment adviser or subadviser to the following mutual funds, each having a similar investment strategy as the Equity Portfolio:

-----------------------------------------------------------------------------------------------
                                                                           Advisory Fees
          Bankers Trust Company                Net Assets Under              Payable to
            Proprietary Funds                Management (5-31-99)          Bankers Trust
            -----------------                --------------------          -------------
-----------------------------------------------------------------------------------------------
S&P Index Funds
---------------
Equity Index Portfolio (a)(b)               $6,607,007,085.88             0.075%

Includes the following feeder funds:
      BT Inst'l:  Equity 500 Index Fund     $2,391,761,781.53
      BT Pyramid Investment Equity 500
      Index                                   $929,474,411.08
      USAA S&P 500 Index                    $2,713,859,248.97
      American AAdvantage S&P 500 Index
      Fund                                    $322,610,586.01
      American AAdvantage S&P 500 Index
      Mileage Fund                             $3,632,960.16
      Scudder S&P 500 Index                  $244,805,518.35

BT Insur: Equity 500 Index (Variable
      Annuity) (a)                            $111,273,342.87              0.20%
-----------------------------------------------------------------------------------------------

          Bankers Trust Company                 Assets Under
      Third Party Sub-Advised Funds         Management (5-31-99)          Fee Schedule
      -----------------------------         --------------------          ------------
-----------------------------------------------------------------------------------------------
VALIC - American General Series Portfolio:  $4,624,973,419.19      A monthly fee computed at
      Stock Index Fund (a)                                         the Stock Index Fund (a)
                                                                   annual rate of 0.02% on
                                                                   the first $2 billion and
                                                                   0.01% on assets over $2
                                                                   billion. The Investment
                                                                   Sub-Advisory Agreements
                                                                   require that each
                                                                   Sub-Adviser promptly
                                                                   reduce its monthly fee by
                                                                   the amount of any
                                                                   commission, tender and
                                                                   exchange offer
                                                                   solicitation fees, other
                                                                   fees or similar payments
                                                                   received by the
                                                                   Sub-Adviser, or any
                                                                   affiliated person of the
                                                                   Sub-Adviser, in connection
                                                                   with Sub-Advised Fund
                                                                   portfolio transactions.

-----------------------------------------------------------------------------------------------
EQ Advisors Trust:                            $392,561,486.32      0.05% of the Portfolio's
     BT Equity 500 Index Fund (a)                                  average daily net assets.

-----------------------------------------------------------------------------------------------
Pacific Mutual:                                                    A fee is paid at the
     Equity Index Portfolio (a)             $1,808,280,989.82      beginning of each calendar
                                                                   quarter, based on an
                                                                   annual percentage of the
                                                                   combined daily net assets
                                                                   of the Equity Index and
                                                                   Small-Cap Index


                                              5

                                                                   Portfolios, according to
                                                                   the following schedule,
                                                                   subject to a minimum
                                                                   annual fee of $100,000:
                                                                   0.08% on first $100
                                                                   million; 0.04% on next
                                                                   $100 million; 0.02% on
                                                                   excess.

-----------------------------------------------------------------------------------------------
Scudder Kemper Investment Inc.:                                    The fee paid to the
    AARP U.S. Stock Index Fund (a)            $464,922,428.55      Sub-Adviser is calculated
                                                                   on a quarterly basis and
                                                                   depends on the level of
                                                                   total assets in the AARP
                                                                   U.S. Stock Index Fund. The
                                                                   fee rate decreases as the
                                                                   level of total assets for
                                                                   the Fund increases. The
                                                                   fee rate for each level of
                                                                   assets is: 0.07% of the
                                                                   first $100 million of
                                                                   average daily net assets,
                                                                   0.03% of such assets in
                                                                   excess of $100 million,
                                                                   and 0.01% of such assets
                                                                   in excess of $200 million
                                                                   with a minimum annual fee
                                                                   of $75,000.
-----------------------------------------------------------------------------------------------
SunAmerica Asset Management Corporation
   Large-Cap Growth Portfolio (a) (b)           $5,142,375.93      0.10% - first $500 million
                                                                   0.03% - over $500 million
-----------------------------------------------------------------------------------------------
Fidelity Commonwealth Trust:                                       Manager will pay
   Spartan Market Index Fund                $8,573,448,838.36      Sub-Adviser a monthly
                                                                   fee computed at an
                                                                   annual rate of 0.006% (0.6
                                                                   basis points) of the
                                                                   average daily net assets
                                                                   of the Portfolio (computed
                                                                   in the manner set forth in
                                                                   the Trust's Declaration of
                                                                   Trust) throughout the month.

Variable Insurance Products Fund II:
   Index 500 Portfolio                     $17,202,394,585.66      At an annual rate of 0.006%
                                                                   (0.6 basis points).

Fidelity Concord Street Trust:
   Spartan U.S. Equity Index Fund              $78,012,265         At an annual rate of
                                                                   0.006% (0.6 basis points).
-----------------------------------------------------------------------------------------------

(a) Information pertaining to advisory fees is shown before expense waivers and/or reimbursements, if any, are applied.
(b) Master portfolio not available for direct retail purchase.

        Bankers Trust also serves as transfer agent, custodian and administrator to the Equity Portfolio. For the fiscal year ended December 31, 1998, Bankers Trust earned $676,625 in compensation for administrative and other services provided to the Equity Portfolio. As of March 31, 1999, Bankers Trust had over $313 billion of assets under management, including over $6.6 billion of assets in the Equity Portfolio.

        The names, business addresses and principal occupations of the current directors and chief executive officers of Bankers Trust are set forth below. Except as otherwise indicated, the business address of the individuals named below is Deutsche Bank, A.G., Taunusanlage 12, D-60262 Frankfurt am Main, Federal Republic of Germany.


Name and Address
----------------

Josef Ackermann                                   Chairman   of  the  Board,   Chief   Executive
                                                  Officer and President,  Bankers Trust; Member,
                                                  Board of Managing  Directors,  Deutsche  Bank,
                                                  A.G.

Hans Angermueller                                 Of Counsel, Shearman & Sterling
Shearman & Sterling
599 Lexington Avenue
New York, NY  10022

George B. Beitzel                                 Director,  Computer Task Group, Inc., Phillips
29 King Street                                    Petroleum Company, TIG Holdings, Inc.
Chappaqua, NY 10514-3432

William R. Howell                                 Director,   Exxon   Corporation,   Halliburton
J.C. Penney Company, Inc.                         Company,  National Organization on Disability,
P.O. Box 10001                                    National    Retail    Federation,     Southern
Dallas, TX 75301-1109                             Methodist   University   Board   of   Trustees
                                                  (Chairman),  Warner-Lambert Company;  Chairman
                                                  Emeritus, J.C. Penney Company, Inc.

Hermann-Josef Lamberti                            Member, Board of Managing Directors,  Deutsche
                                                  Bank, A.G.

John A. Ross                                      Regional  Chief  Executive  Officer,  Deutsche
Deutsche Bank Americas Holding Corp.              Bank Americas Holding Corp.
31 West 52nd Street
New York, NY 10019

Ronaldo H. Schmitz                                Member, Board of Managing Directors,  Deutsche
                                                  Bank, A.G.

ADDITIONAL INFORMATION
        On March 11, 1999, Bankers Trust announced that it had reached an agreement with the U.S. Attorney's Office in the Southern District of New York to resolve an investigation concerning inappropriate transfers of unclaimed funds and related record-keeping problems that occurred between 1994 and early 1996. Bankers Trust pleaded guilty to misstating entries in the bank's books and records and agreed to pay a $63.5 million fine to state and federal authorities. On July 26, 1999, the federal criminal proceedings were concluded with Bankers Trust's formal sentencing. The events leading up to the guilty pleas did not arise out of the investment advisory or mutual fund management activities of Bankers Trust or its affiliates.

        As a result of the plea, absent an order from the SEC, Bankers Trust would not be able to continue to provide investment advisory services to the Equity Portfolio. The SEC has granted Bankers Trust a temporary order under federal law to permit Bankers Trust and its affiliates to continue to provide investment advisory services to registered investment companies, such as the Equity Portfolio. Additionally, Bankers Trust has applied to the SEC for a permanent order. However, there is no assurance that the SEC will grant the permanent order. On May 7, 1999, the SEC extended the temporary order so that the SEC may take final action on the application for a permanent order. If the SEC refuses to grant a permanent order, the Equity Portfolio Board will recommend such appropriate action as in the best interests of the interest holders, including the Funds. In such event, the Funds' Boards also will determine what, if any, appropriate action to take.

RECOMMENDATION OF THE EQUITY PORTFOLIO'S BOARD
        At a meeting on March 8, 1999, the Equity Portfolio Board, including its Independent Trustees, unanimously approved the New Agreement between Bankers Trust and the Equity Portfolio. In reaching this conclusion, the Equity Portfolio Board obtained from Bankers Trust Corporation, Deutsche Bank and Bankers Trust such information as deemed reasonably necessary to approve Bankers Trust as the investment adviser to the Equity Portfolio. The Equity Portfolio Board considered a number of factors, including, among other things: the nature, scope and quality of services that Bankers Trust would likely provide; the quality of Bankers Trust's personnel; Bankers Trust's commitment to continue to provide these services in the future; the maintenance of the identical advisory fee rates; and the fact that the New Agreement contains substantially the same terms and conditions as the Prior Agreement. Based on these factors and others, the Equity Portfolio Board determined that the New Agreement is fair and reasonable and in the best interests of the Equity Portfolio and its shareholders. Additionally, at meetings held on March 24 and April 21, 1999, the Equity Portfolio Board, including its Independent Trustees, also were apprised of the guilty pleas discussed above and the exemptive relief sought by Bankers Trust.

        After careful consideration, the Equity Portfolio Board, including its Independent Trustees, recommend the approval of the New Agreement.

VOTE REQUIRED
        Approval of the proposal outlined above with respect to the Equity Portfolio requires the affirmative vote of the holders of a "majority of the outstanding voting securities" of the Equity Portfolio entitled to vote, as such term is defined in the 1940 Act. For that purpose, a vote of the holders of a "majority of the outstanding voting securities" of the Equity Portfolio means the lesser of either (1) the vote of 67% or more of the shares of the Equity Portfolio present at the Meeting if the holders of more than 50% of the outstanding Equity Portfolio shares are present or represented by proxy, or (2) the vote of the holders of more than 50% of the outstanding shares of the Equity Portfolio.

        As discussed previously, each Fund will vote its respective interest in the Equity Portfolio in proportion to the votes cast by that Fund's shareholders at a meeting called for the purpose of approving or disapproving proposal
(1)(a).  However,  since a Fund's votes are proportionate to its interest in the

Equity Portfolio, a majority of the Equity Portfolio's other interest holders may approve or disapprove the proposal, even though that Fund's shareholders have voted otherwise.

        If the New Agreement is approved by the Equity Portfolio's interest holders, it will continue in effect as described earlier. If the New Agreement is not approved by the Equity Portfolio's interest holders, the advisory fees held in escrow will be paid over to the Equity Portfolio. In such event, the Equity Portfolio Board will consider what other action is appropriate based upon the interests of its interest holders. Further, the Funds' Boards will determine what, if any, appropriate action to take.

THE BOARDS OF TRUSTEES OF THE AADVANTAGE TRUST AND THE MILEAGE TRUST RECOMMEND THAT YOU VOTE "FOR" PROPOSAL (1)(A).


PROPOSAL (1)(B): ELECTION OF EIGHT TRUSTEES TO THE BOARD OF TRUSTEES OF THE EQUITY 500 INDEX PORTFOLIO

        The Equity Portfolio's Independent Trustees recently selected, and the Equity Portfolio Board nominated, the individuals named below ("Trustee Nominees") at a meeting held on July 27, 1999. The names and ages of the Trustee Nominees, their principal occupations during the past five years and certain of their other affiliations are provided below. No Trustee or Trustee Nominee of the Equity Portfolio serves or will serve as an officer of the Equity Portfolio. Each of the Trustee Nominees has agreed to serve if elected at the Special Meeting. If any Trustee Nominee is unable or unavailable to serve, the persons named in the proxy card will vote the proxies for such other person as the Equity Portfolio Board may recommend.

        The following table sets forth the current names, ages, position with the Equity Portfolio, and principal occupation of each Trustee Nominee:

                                    TRUSTEE NOMINEES

                                                                           MEMBERSHIPS ON THE BOARD OF
                                                                           OTHER REGISTERED INVESTMENT
                         POSITION WITH THE  PRINCIPAL OCCUPATIONS DURING       COMPANIES AND OTHER
    NAME AND AGE         EQUITY PORTFOLIO       LAST FIVE YEARS             PUBLICLY HELD COMPANIES
--------------------------------------------------------------------------------------------------

Charles P. Biggar**      Trustee Since      Retired; formerly Vice           None
 Age: 68                     1991           President of International
                                            Business Machines and
                                            President of the National
                                            Services and the Field
                                            Engineering Divisions of IBM


                                       9


S. Leland Dill**         Trustee Since      Retired; formerly Partner of     Director, Coutts (U.S.A.)
 Age: 69                     1991           KPMG Peat Marwick                International; Trustee,
                                                                             Phoenix-Zweig Trust and
                                                                             Phoenix - Euclid Market
                                                                             Neutral Fund; Director,
                                                                             Vintners International
                                                                             Company Inc.; Director,
                                                                             Coutts Trust Holdings
                                                                             Ltd; Director, Coutts
                                                                             Group; General Partner
                                                                             of Pemco (an investment
                                                                             company registered
                                                                             under the Act)

Martin J. Gruber                            Nomura Professor of Finance,     Trustee, TIAA pension
 Age: 62                                    Leonard N. Stern School of       fund; Trustee, Cowen
                                            Business, New York               Mutual Funds; Trustee,
                                            University (since 1964)          Japan Equity Fund;
                                                                             Trustee, Taiwan Equity
                                                                             Fund

Richard Hale*                               Managing Director, Deutsche      Director, Flag Investors
 Age: 54                                    Asset Management (Americas)      Funds (registered
                                                                             investment companies);
                                                                             Director and President,
                                                                             Investment Company
                                                                             Capital Corp.
                                                                             (registered investment
                                                                             adviser)

Richard J. Herring                          Jacob Safra Professor of         None
 Age: 53                                    International Banking,
                                            Professor of Finance,
                                            Finance Department, and Vice
                                            Dean, The Wharton School,
                                            University of Pennsylvania
                                            (since 1972)

Bruce E. Langton                            Retired, Member, Pension and     Trustee, Allmerica
 Age: 68                                    Thrift Plans and Investment      Financial Mutual Funds
                                            Committee, Unilever U.S.         Director, TWA Pilots
                                            Corporation (1989 to present)    Directed Account Plan and
                                                                             401(k) Plan (1998 to
                                                                             present)

Philip Saunders, Jr.**   Trustee Since      Principal, Philip Saunders       None
 Age: 63                     1991           Associates (Economic and
                                            Financial  Analysis);  President,
                                            John Hancock Home Mortgage
                                            Corporation; and Senior Vice
                                            President of Treasury and
                                            Financial Services, John
                                            Hancock Mutual Life Insurance
                                            Company, Inc.

Harry Van Benschoten                        Retired (since 1987);            None
 Age: 71                                    Director, Canada Life
                                            Insurance Corporation of New
                                            York
-----------------------

* "Interested Person" within the meaning of Section 2(a)(19) of the Act. Mr. Hale is a Managing Director of Deutsche Asset Management (Americas).


**      Member of the Audit Committee of the Equity Portfolio.

        The Equity Portfolio Board has established an Audit Committee that meets with the Equity Portfolio's independent accountants to review its financial statements, adequacy of internal controls and accounting procedures and policies, and reports on these matters to the Equity Portfolio's entire Board. The Independent Trustees of the Equity Portfolio Board, who constitute 100% of the membership of the current Equity Portfolio Board, select and nominate the new trustee nominees who are not "interested persons" as determined under the 1940 Act. The Equity Portfolio Board does not have a compensation committee. During 1998, the Equity Portfolio Board held 4 meetings and the Audit Committee held 2 meetings. No Trustee attended less than 75% of applicable meetings. If Richard Hale is elected, he will not be a member of the Audit Committee.

        The following table sets forth the compensation received by the Trustee Nominees for their services to the Equity Portfolio and Bankers Trust Fund Complex (as defined below) during the calendar year ended December 31, 1998. In addition to the fees listed below, the Trustees also are reimbursed for all reasonable expenses incurred during the execution of their duties for the Equity Portfolio and Bankers Trust Fund Complex.

----------------------------------------------------------------------------------------------------
                          Aggregate      Pension or Retirement  Estimated       Total Compensation
                         Compensation     Benefits Accrued as    Annual       From the Bankers Trust
                       from the Equity     Part of the Equity  Benefits upon     Fund Complex*
Name of Trustee           Portfolio       Portfolio's Expenses   Retirement     Paid to Trustees
----------------------------------------------------------------------------------------------------
Charles P. Biggar          $ 1,148               N/A              N/A             $ 36,250
----------------------------------------------------------------------------------------------------
S. Leland Dill             $   971               N/A              N/A             $ 36,250
----------------------------------------------------------------------------------------------------
Martin J. Gruber             N/A                 N/A              N/A             $ 36,250
----------------------------------------------------------------------------------------------------
Richard Hale                 N/A                 N/A              N/A               N/A
----------------------------------------------------------------------------------------------------
Richard J. Herring           N/A                 N/A              N/A             $ 36,250
----------------------------------------------------------------------------------------------------
Bruce E. Langton             N/A                 N/A              N/A             $ 36,250
----------------------------------------------------------------------------------------------------
Philip Saunders, Jr.       $   977               N/A              N/A             $ 36,250
----------------------------------------------------------------------------------------------------
Harry Van Benschoten         N/A                 N/A              N/A             $ 36,250

---------------------
* The "Bankers Trust Fund Complex" consists of the Equity Portfolio, as well as BT Institutional Funds, BT Pyramid Mutual Funds, BT Advisor Funds, BT Insurance Funds Trust, BT Investment Portfolios, Cash Management Portfolio, Intermediate Tax Free Portfolio, Tax Free Money Portfolio, NY Tax Free Money Portfolio, Treasury Money Portfolio, International Equity Portfolio, Capital Appreciation Portfolio and Asset Management Portfolio.

        The following table sets forth the names, ages, and position of the executive officers of the Equity Portfolio and length of service in such position, and principal occupations during the past five years.

                                      POSITION WITH THE EQUITY PORTFOLIO
NAME AND AGE                               AND PRINCIPAL OCCUPATIONS
------------                               -------------------------

John Y. Keffer                President and Chief Executive Officer since
 Age: 57                      December 1998; President, Forum Financial Group
                              L.L.C. and its affiliates; President, ICC
                              Distributors, Inc.

Charles A. Rizzo              Treasurer since July 1999; Vice President and
 Age: 41                      Department Head, Deutsche Asset Management
                              (Americas) since April 1998; Senior
                              Manager, PricewaterhouseCoopers LLP
                              from October 1993 to April 1998.

Daniel O. Hirsch              Secretary since December 1998; Director, Deutsche
 Age: 45                      Asset Management (Americas) since July 1999;
                              Principal, BT Alex Brown 1998-1999; Associate
                              General Counsel, Office of General Counsel, United
                              States Securities and Exchange Commission from
                              1993 to 1998.

RECOMMENDATION OF THE EQUITY PORTFOLIO'S BOARD
        At its meeting on July 27, 1999, the Equity Portfolio Board, based on a recommendation of the incumbent Independent Trustees, unanimously approved the nomination of the Trustee Nominees. In reaching this conclusion, the Equity Portfolio Board obtained from the Trustee Nominees such information as they deemed reasonably necessary to approve the Trustee Nominees and considered a number of factors, including the nature, scope and quality of services that the Trustee Nominees would likely provide to the Equity Portfolio, and the desirability of maintaining compliance with Section 15(f) of the 1940 Act. Based on these factors, the Equity Portfolio Board determined that the election of the Trustee Nominees is in the best interest of the Equity Portfolio and its interest holders.

        Therefore, after careful consideration, the Equity Portfolio Board, including the Independent Trustees, recommend the approval of the election of Trustee Nominees.

VOTE REQUIRED
        Approval of this proposal requires the affirmative vote of a plurality of votes cast in person or by proxy.

        If the Trustee Nominees are elected, each Trustee Nominee will serve until his successor is duly elected and qualified or until his earlier resignation or removal. If the Trustee Nominees are not elected, the Equity Portfolio Board will consider what action is appropriate based upon the interests of the Equity Portfolio and its interest holders.

THE BOARDS OF TRUSTEES OF THE AADVANTAGE TRUST AND THE MILEAGE TRUST RECOMMEND THAT YOU VOTE "FOR" PROPOSAL (1)(B).


PROPOSAL (1)(C): RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT ACCOUNTANTS OF THE EQUITY 500 INDEX PORTFOLIO

        The Equity Portfolio Board, including a majority of the Independent Trustees, have approved the selection of PricewaterhouseCoopers LLP to serve as independent accountants for the Equity Portfolio for the current fiscal year. PricewaterhouseCoopers LLP has served as independent accountants of the Equity Portfolio since its inception and has advised the Equity Portfolio that they have no direct or indirect financial interest in the Equity Portfolio. PricewaterhouseCoopers LLP also has served as independent accountants of the Funds since their inception. One or more representatives of PricewaterhouseCoopers LLP are not expected to be present at the Meeting and, thus, are not expected to make a statement; however, one or more representatives will be available by telephone to respond to appropriate questions posed by shareholders or management.

VOTE REQUIRED
        Ratification of this proposal requires a majority of the votes cast at the meeting in person or by proxy.

THE BOARDS OF TRUSTEES OF THE AADVANTAGE TRUST AND THE MILEAGE TRUST RECOMMEND THAT YOU VOTE "FOR" PROPOSAL (1)(C).


                              SHAREHOLDER PROPOSALS

        As a general matter, the AAdvantage Trust and the Mileage Trust do not hold annual or other regular meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to their fund at 4333 Amon Carter Boulevard, MD 5645, Fort Worth, Texas 76155. In addition, the AAdvantage Trust and the Mileage Trust are required to convene a special shareholders' meeting upon written request for such a meeting by their respective shareholders owning at least ten percent of their outstanding shares for the purpose of voting on the removal of any Trustee or for any other purpose.

                                 OTHER BUSINESS

        Management knows of no business to be presented to the Meeting other than the matters set forth in this Proxy Statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their best judgment and in the best interests of the Funds.

                                             By order of the Board of Trustees,


                                             ROBERT J. ZUTZ
                                             Secretary

September 13, 1999

                     IT IS IMPORTANT THAT YOU VOTE PROMPTLY
                      ACCORDING TO THE INSTRUCTIONS ON THE
                             ENCLOSED PROXY CARD(S).

                                                                      Exhibit A


                     [FORM OF INVESTMENT ADVISORY AGREEMENT]
                     ---------------------------------------


        AGREEMENT made as of [_________________] by and between [Trust Name], a (state of organization) (herein called the "Trust") and [________________] (herein called the "Investment Adviser").

        WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940;

        WHEREAS, the Trust desires to retain the Investment Adviser to render investment advisory and other services to the Trust with respect to certain of its series of shares of beneficial interests as may currently exist or be created in the future (each, a "Fund") as listed on Exhibit A hereto, and the Investment Adviser is willing to so render such services on the terms hereinafter set forth;

        NOW, THEREFORE, this Agreement

                              W I T N E S S E T H:

        In consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

        1. APPOINTMENT. The [Trust] [Investment Adviser] hereby appoints the Investment Adviser to act as investment adviser to each Fund for the period and on the terms set forth in this Agreement. The Investment Adviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

        2. MANAGEMENT. Subject to the supervision of the [Board of Trustees of the Trust] [Investment Adviser], the Investment Adviser will provide a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Fund. The Investment Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by each Fund. The Investment Adviser will provide the services rendered by it hereunder in accordance with the investment objective(s) and policies of each Fund as stated in the Fund's then-current prospectus and statement of additional information (or the Fund's then current registration statement on Form N-1A as filed with the Securities and Exchange Commission (the "SEC") and the then-current offering memorandum if the Fund is not registered under the Securities Act of 1933, as amended ("1933 Act"). The Investment Adviser further agrees that:

             (a) it will conform with all applicable rules and regulations of the SEC (herein called the "Rules") and with all applicable provisions of the 1933 Act; as amended, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"); and the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and will, in addition, conduct its activities under this Agreement in accordance with applicable regulations of the Board of Governors of the Federal Reserve System pertaining to the investment advisory activities of bank holding companies and their subsidiaries;

             (b) it will place orders pursuant to its investment determinations for each Fund either directly with the issuer or with any broker or dealer selected by it. In placing orders with brokers and dealers, the Investment Adviser will use its reasonable best efforts to obtain the best net price and the most favorable execution of its orders, after taking into account all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Consistent with this obligation, the Investment Adviser may, to the extent permitted by law, purchase and sell portfolio securities to and from brokers and dealers who provide brokerage and research services (within the meaning of Section 28(e) of the 1934 Act) to or for the benefit of any fund and/or other accounts over which the Investment Adviser or any of its affiliates exercises investment discretion. Subject to the review of the [Trust's Board of Trustees] [Investment Adviser] from time to time with respect to the extent and continuation of the policy, the Investment Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for effecting a securities transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Investment Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Investment Adviser with respect to the accounts as to which it exercises investment discretion; and

             (c) it will maintain books and records with respect to the securities transactions of each Fund and will render to the [Trust's Board of Trustees] [Investment Adviser] such periodic and special reports as the Board may request.


        3. SERVICES NOT EXCLUSIVE. The investment advisory services rendered by the Investment Adviser hereunder are not to be deemed exclusive, and the Investment Adviser shall be free to render similar services to others so long as its services under this Agreement are not impaired thereby.

        4. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 of the Rules under the 1940 Act, the Investment Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the [Trust] [Investment Adviser] any of such records upon request of the [Trust] [Investment Adviser]. The Investment Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act and to comply in full with the requirements of Rule 204-2 under the Advisers Act pertaining to the maintenance of books and records.

        5. EXPENSES. During the term of this Agreement, the Investment Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of purchasing securities (including brokerage commissions, if any) for the Fund.

        6. COMPENSATION. For the services provided and the expenses assumed pursuant to this Agreement, [_________] will pay the Investment Adviser, and the Investment Adviser will accept as full compensation therefor, fees, computed daily and payable monthly, on an annual basis equal to the percentage set forth on Exhibit A hereto of that Fund's average daily net assets.

        7. LIMITATION OF LIABILITY OF THE INVESTMENT ADVISER INDEMNIFICATION.

             (a) The Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement;

             (b) Subject to the exceptions and limitations contained in Section 7(c) below:

                 (i) the Investment Adviser (hereinafter referred to as a "Covered Person") shall be indemnified by the respective Fund to the fullest extent permitted by law, against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved, as a party or otherwise, by virtue of his being or having been the Investment Adviser of the Fund, and against amounts paid or incurred by him in the settlement thereof;

                 (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

             (c) No indemnification shall be provided hereunder to a Covered
Person:

                 (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the [Trust] [Investment Adviser] or to one or more Funds' investors by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of a Fund; or

                 (ii) in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

                      (A) by the court or other body approving the settlement;
or

                      (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

                      (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any investor in a Fund may, by appropriate legal proceedings, challenge any such determination by the Trustees or by independent counsel.

             (d) The rights of indemnification herein provided may be insured against by policies maintained by the [Trust] [Investment Adviser], shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the successors and assigns of such person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel and any other persons, other than a Covered Person, may be entitled by contract or otherwise under law.

             (e) Expenses in connection with the preparation and presentation of a defense to any claim, suit or proceeding of the character described in subsection (b) of this Section 7 may be paid by the [Trust] [Investment Adviser] on behalf of the respective Fund from time to time prior to final disposition thereto upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the [Trust] [Investment Adviser] on behalf of the respective Fund if it is ultimately determined that he is not entitled to indemnification under this Section 7; provided, however, that either
(i) such Covered Person shall have provided appropriate security for such undertaking or (ii) the [Trust] [Investment Adviser] shall be insured against losses arising out of any such advance payments, or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts as opposed to a trial-type inquiry or full investigation, that there is reason to believe that such Covered Person will be entitled to indemnification under this Section 7.

        8. DURATION AND TERMINATION. This Agreement shall be effective as to a Fund as of the date the Fund commences investment operations after this Agreement shall have been approved by the Board of Trustees of the Trust with respect to that Fund and the Investor(s) in the Fund in the manner contemplated by Section 15 of the 1940 Act and, unless sooner terminated as provided herein, shall continue until the second anniversary of such date. Thereafter, if not terminated, this Agreement shall continue in effect as to such Fund for successive periods of 12 months each, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Trustees of the Trust who are not parties to this Agreement or

Interested Persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, or (b) by Vote of a Majority of the
Outstanding Voting Securities of the Trust; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust, by Vote of a Majority of the Outstanding Voting Securities of the Trust on 60 days' written notice to the Investment Adviser, or by the Investment Adviser as to the [Trust] [Investment Adviser] at any time, without payment of any penalty, on 90 days' written notice to the [Trust] [Investment Adviser]. This Agreement will immediately terminate in the event of its assignment (as used in this Agreement, the terms "Vote of a Majority of the Outstanding Voting Securities," "Interested Person" and "Assignment" shall have the same meanings as such terms have in the 1940 Act and the rules and regulatory constructions thereunder.)

        9. AMENDMENT OF THIS AGREEMENT. No material term of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of a material term of this Agreement shall be effective with respect to a Fund, until approved by Vote of a Majority of the Outstanding Voting Securities of that Fund.

        10. REPRESENTATIONS AND WARRANTIES. The Investment Adviser hereby represents and warrants as follows:

             (a) [The Investment Adviser is exempt from registration under the 1940 Act:]

             (b) The Investment Adviser has all requisite authority to enter into, execute, deliver and perform its obligations under this Agreement;

             (c) This Agreement is legal, valid and binding, and enforceable in accordance with its terms; and

             (d) The performance by the Investment Adviser of its obligations under this Agreement does not conflict with any law to which it is subject.

        11. COVENANTS. The Investment Adviser hereby covenants and agrees that, so long as this Agreement shall remain in effect:

             (a) The Investment Adviser shall remain either exempt from, or registered under, the registration provisions of the Advisers Act; and

             (b) The performance by the Investment Adviser of its obligations under this Agreement shall not conflict with any law to which it is then subject.

        12. NOTICES. Any notice required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (a) to the Investment Adviser, Mutual Funds Services, 130 Liberty Street (One Bankers Trust Plaza), New York, New York 10006, and (b) to the Trust, c/o BT Alex. Brown, Incorporated, One South Street, Baltimore, Maryland 21202.

        13. WAIVER. With full knowledge of the circumstances and the effect of its action, the Investment Adviser hereby waives any and all rights which it may acquire in the future against the property of any investor in a Fund, other than shares in that Fund, which arise out of any action or inaction of the [Trust] [Investment Adviser] under this Agreement.

        14. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

        This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the laws of the ______________________________, without reference to principles of conflicts of law. The Trust is organized under the laws of _________________________________ pursuant to a ______________ dated
______________. No Trustee, officer or employee of the Trust shall be personally bound by or liable hereunder, nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder.

        IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                            [SIGNATORIES]

                                    EXHIBIT A
                                       TO
                          INVESTMENT ADVISORY AGREEMENT
                         MADE AS OF ____________________
                                     BETWEEN
                        [Trust Name] AND [______________]

Fund                                              Investment Advisory Fee
----                                              -----------------------

                                                                      APPENDIX A

AMERICAN AADVANTAGE S&P 500 INDEX FUND
AMERICAN AADVANTAGE S&P 500 INDEX MILEAGE FUND

Combined Special Meeting of Shareholders

October 8, 1999

The undersigned hereby appoints as proxies William F. Quinn, Barry Y. Greenberg and Christina E. Frazier, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse, all the shares of each of the above-referenced funds ("Fund") held of record by the undersigned on September 8, 1999, at the meeting of shareholders to be held on October 8, 1999, or any adjournment thereof, with discretionary power to vote upon such other business as may properly come before the meeting. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals.

If any other matters properly come before the meeting about which the proxy holders were not aware prior to the time of the solicitation, authorization is given the proxy holders to vote in accordance with the views of management thereon. Management is not aware of any such matters at this time.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES WITH RESPECT TO THE FUND.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ALL PROPOSALS.

CONTROL NUMBER
ACCOUNT NUMBER

To vote by Telephone
1) Read the Proxy  Statement  and have the  Proxy  Card  below at hand.
2) Call 1-800-690-6903
3) Enter the 12-digit Control Number set forth on the Proxy Card and follow the simple instructions.

To vote by Internet
1) Read the Proxy  Statement and have the Proxy Card below at hand.
2) Go to web site  www.proxyvote.com.
3) Enter the 12-digit Control Number set forth on the Proxy Card and follow the simple instructions.

To vote by Mail
1) Read the Proxy  Statement  and have the Proxy Card  below at hand.
2) Record your vote on the Proxy  Card.

3) Sign, date and mail the Proxy Card using the enclosed, postage-paid envelope.

Receipt of the Notice of Meeting and the Proxy Statement, dated September 13, 1999, is hereby acknowledged.

(Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this card. When signing as attorney, trustee, executor, administrator, guardian or corporation officer, please give your FULL title.)

YOUR VOTE IS IMPORTANT.  PLEASE RESPOND PROMPTLY.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

AMERICAN AADVANTAGE S&P 500 INDEX FUND
AMERICAN AADVANTAGE S&P 500 INDEX MILEAGE FUND

1) The approval of a new investment advisory agreement between the Equity 500 Index Portfolio (Portfolio) and Bankers Trust Company

For  / /   Against  / /   Abstain  / /

2) The election of eight Trustees to the Board of Trustees of the Portfolio:

      Election of Messrs: 1) Biggar, 2) Dill, 3) Gruber, 4) Hale, 5) Herring
                          6) Langton, 7) Saunders and 8) Van Benschoten

      For All / /  Withhold All / /  For All Except / / (check one)

      TO WITHHOLD AUTHORITY TO VOTE, MARK "FOR ALL EXCEPT" AND WRITE THE NOMINEE'S NAME HERE ______________________.

3) The ratification of the selection of PricewaterhouseCoopers LLP as the independent accountants for the Portfolio for the current fiscal year.

For  / /   Against  / /   Abstain  / /



Signature     Date               Signature (Joint Owners)     Date